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                                                                    Exhibit 99.1


                      FORM OF STOCKHOLDERS VOTING AGREEMENT

         This Stockholders Voting Agreement (the "Agreement") dated as of August 6, 2001 is by and among Genzyme Corporation ("Parent"), a Massachusetts corporation, and each of the undersigned stockholders (collectively the "Stockholders" and each a "Stockholder") of Novazyme Pharmaceuticals, Inc. (the "Company"), a Delaware corporation, listed on Annex 1 hereto.

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Parent, the Company and Rodeo Merger Corp. ("Merger Sub"), a Delaware corporation, have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for a merger of Merger Sub with and into the Company (the "Merger").

         B. Each Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of capital stock, of the Company (the "Company Stock") as is set forth opposite such Stockholder's name on Annex 1 (the "Shares").

         C. Parent desires each Stockholder to agree, and each Stockholder is willing to agree, (i) not to transfer or otherwise dispose of any of the Shares, or any other shares of Company Stock of which such Stockholder acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) hereafter and prior to the Expiration Date (as defined in Section 8 below) (together with the Shares, the "Subject Shares"), except as contemplated hereunder; and (ii) to vote the Subject Shares so as to facilitate consummation of the Merger and as otherwise contemplated hereunder.

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1. AGREEMENT TO RETAIN. Each Stockholder agrees, except as may be specifically required by court order, not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the Subject Shares, or to make any offer or agreement relating thereto. Notwithstanding the foregoing, this Agreement shall not restrict any Stockholder from transferring Subject Shares to other entities controlled by such Stockholder, or in connection with tax, estate or financial planning, or the transfer of Subject Shares upon the death of the Stockholder by operation of law or otherwise, provided any transferee agrees in writing with Parent to be bound by all of the terms of this Agreement.

         2. AGREEMENT TO VOTE. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Stockholder shall vote (or cause to be voted) the Subject Shares: (i) in favor of adoption of the Merger Agreement and approval of any matter that could reasonably be expected to facilitate the Merger; (ii) against approval of any proposal made in opposition to, or competition with, consummation of the Merger and against any "Alternative Transaction" (as defined in the Merger Agreement); (iii) in favor of an amendment to the Company's Certificate of Designation of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the "Company Preferred Stock"), as amended (the "Certificate of Designation"), such that immediately prior to the Effective Time (as defined in the Merger Agreement), without any action on the part of Parent, the Company, Merger Sub or any holder of Company Preferred Stock, each outstanding share of the Company's Series A Convertible Preferred Stock, $0.01 par value per share, and Series B Convertible Preferred Stock, $0.01 par value per share, other than shares held by the Company or any Company Subsidiary (as defined in the Merger Agreement), shall be converted into shares of Company Common Stock immediately prior to the Effective Time in accordance with such amended Certificate of Designation, and such shares shall thereafter be converted into the right to receive the Merger Consideration as provided for in the Merger Agreement; and (iv) in favor of approving for purposes of Internal Revenue Code Section 280G any potential "parachute payments" that may be received by John F. Crowley, William N. Canfield, Anthony McKinney, Pedro Huertas and William Fallon under or by reason of the acceleration of the exercisablity of options granted them under the Company's stock option plans in connection with and immediately prior to consummation of the Merger, the grant of options under the Company's stock option plans within the one year period preceding the Merger, and the employment arrangement to be entered into by and between each such individual and Parent or a subsidiary of Parent.

         Each Stockholder agrees not to take any actions contrary to such Stockholder's obligations under this Agreement.

         3. IRREVOCABLE PROXY. At the request of Parent, each Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Annex 2 (the "Proxy") designating such persons as proxies as Parent shall specify. At the request of the Company, Parent shall cause such proxies to vote the Subject Shares in accordance with this Agreement and the Proxy.

         4. AMENDMENTS TO NOVAZYME AGREEMENTS. Prior to the closing of the Merger, each Stockholder shall execute and deliver each of the following amendments (each, an "Amendment") applicable to such Stockholder, such Amendments to be reasonably satisfactory in form and content to Parent and the Company and conditioned and effective upon the closing of the Merger:

            (a) an amendment to that certain Securities Purchase Agreement dated as of September 13, 2000 (the "Sept. 13 Purchase Agreement"), among the Company and the purchasers named therein, pursuant to Article XI thereof, terminating such agreement, and all rights and obligations of the parties thereunder, in their entirety;

            (b) an amendment to that certain Registration Rights Agreement dated as of September 13, 2000 (the "Sept. 13 Rights Agreement"), by and among the Company and certain of its Series A Preferred Stockholders, as amended by Amendment No. 1 thereto dated as of April 17, 2001, pursuant to Section 9(e) thereof, terminating such agreement, and all rights and obligations of the parties thereunder, in their entirety;

            (c) an amendment to that certain Amended and Restated Rights Agreement dated as of February 26, 2001 (the "Neose Rights Agreement"), between the Company and Neose Technologies, Inc., terminating such agreement, and all rights and obligations of the parties thereunder, in their entirety;


                                       2


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            (d) an amendment to that certain Securities Purchase Agreement dated April 17, 2001 (the "April 17 Purchase Agreement"), by and among the Company and the Company's stockholders who are parties thereto, pursuant to
Article XIII thereof (i) extending to the Additional Purchasers (as defined therein) the rights and obligations of the Initial Purchasers (as defined therein) with respect to, and the provisions of the April 17 Purchase Agreement that provide for, the right to purchase (the "Preferred Stock Purchase Right") additional shares of the Company's Series B Preferred Stock prior to the IND Filing Notice and/or the Clinical Trial Clearance Notice (as such terms are defined therein); (ii) providing to all Purchasers (as defined therein) thereunder the option to purchase all shares of the Company's Series B preferred stock required to be purchased thereunder after the closing of the Merger, and to provide for the cashless exercise and/or net issue exercise of the Preferred Stock Purchase Rights (as defined in the Merger Agreement); and (iii) terminating such agreement, and all rights and obligations of the parties thereunder, in their entirety, except that the rights and obligations of such parties with respect to, and the provisions of the April 17 Purchase Agreement that provide for, the Preferred Stock Purchase Rights shall survive such termination as provided in Section 1.7(e) of the Merger Agreement; and

            (e) an amendment to that certain Amended and Restated
Stockholders' Agreement dated April 17, 2001 (the "April 17 Stockholders Agreement, and together with the Sept. 13 Purchase Agreement, the Sept. 13 Rights Agreement, the Neose Rights Agreement and the April 17 Purchase Agreement, the "Novazyme Agreements"), by and among the Company and the Company's stockholders who are parties thereto, pursuant to Section 6.4 thereof, terminating such agreement, and all rights and obligations of the parties thereunder, in their entirety.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDERS. Each Stockholder hereby represents, warrants and covenants to Parent as follows:

            5.1. OWNERSHIP OF SHARES. Except as set forth on Schedule 5.1 hereto, such Stockholder: (i) is the record holder and beneficial owner of the Shares and the Subject Shares, which at the date hereof will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which such Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy. Except as permitted pursuant to Section 1 hereof, no Stockholder shall take, or fail to take, any action that would make the foregoing representation and warranty to become untrue.

            5.2. NO PROXY SOLICITATIONS. Such Stockholder will not, and will not permit any entity under such Stockholder's control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Alternative Transaction or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement;


                                       3


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(ii) initiate a stockholders' vote or action by consent of stockholders of the
Company with respect to an Alternative Transaction; or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Alternative Transaction.

            5.3. ACTION BY OWNERS. If the Stockholder is not a natural person, such as a corporation or partnership, then either (i) the fair market value of its Shares is less than one-third of the fair market value of its assets or (ii) the holders of more than 75% of the voting power of the Stockholder's outstanding interests, voting in accordance with the Stockholder's usual voting rules, have approved the Stockholder's entering into this Agreement and the payments described in Section 2(iv) above.

         6. NO LIMITATION ON DISCRETION AS DIRECTOR OR OFFICER. This Agreement is intended solely to apply to the exercise by each Stockholder, in his or her individual capacity, of rights attaching to ownership of the Subject Shares, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of a Stockholder with respect to, any action that may be taken or omitted by him or her acting in his or her fiduciary capacity as a director or officer of the Company.

         7. ADDITIONAL DOCUMENTS; APPOINTMENT OF ATTORNEY-IN-FACT. Each Stockholder hereby covenants and agrees to execute and deliver (i) each amendment of the Novazyme Agreements to which such Stockholder is a party and
(ii) any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement. Each Stockholder hereby designates and appoints Novazyme Pharmaceuticals, Inc. such Stockholder's attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to approve the terms of, and to execute and deliver on behalf of such Stockholder, each Amendment to each Novazyme Agreement to which such Stockholder is a party and any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement.

         8. TERMINATION. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of such date and time as (i) the Merger shall become effective in accordance with the provisions of the Merger Agreement or (ii) the termination of the Merger Agreement in accordance with its terms.

         9.       MISCELLANEOUS.

            9.1. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision with a valid and enforceable provision that will achieve, to the extent practical, the purposes of such invalid provision.


                                       4


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            9.2. BINDING EFFECT AND ASSIGNMENT. This Agreement and all of
the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by a Stockholder, on the one hand, and Parent, on the other hand, without prior written consent of the other. Without the consent of any of the Stockholders, Parent may assign this Agreement to a permitted assignee under the Merger Agreement.

            9.3. AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

            9.4. ENFORCEMENT. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholders set forth herein. Accordingly, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

            9.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

                 (a)      if to Parent, to:

                          Genzyme Corporation
                          One Kendall Square
                          Cambridge, Massachusetts 02139
                          Attn:  Executive Vice President, Therapeutics and
                            Genetics
                          Telephone:    (617) 252-7500
                          Facsimile:    (617) 761-8891

                          with a copy to:

                          Palmer & Dodge LLP
                          One Beacon Street
                          Boston, Massachusetts  02108-3109
                          Attn:  Paul M. Kinsella
                          Telephone:    (617) 573-0100
                          Facsimile:    (617) 227-4420

                 (b)      if to a Stockholder:

                          to the address set forth on Annex 1


                                       5


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or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

            9.6. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice of law principle that would dictate the application of the laws of another jurisdiction.

            9.7. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

            9.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

            9.9. SECTION HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

            9.10. THIRD PARTY BENEFICIARY. The parties acknowledge and agree that the Company and each of John F. Crowley, William N. Canfield, Anthony McKinney and Pedro Huertas derive independent and significant value from the agreements set forth herein; that each of them is intended to be a third party beneficiary of such agreements; and that each of them shall have the right to enforce such agreements as if each was a party to this Agreement.


                                       6


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                                 SIGNATURE PAGE

                         (Stockholders Voting Agreement)



         IN WITNESS WHEREOF, the parties have caused this Stockholders Voting Agreement to be duly executed on the date and year first above written.

                                     PARENT:

                                     GENZYME CORPORATION



                                     By:
                                         ---------------------------------------
                                          Name:
                                          Title:



                                     STOCKHOLDER:



                                     By:
                                        ----------------------------------------
                                           Name:
                                           Title:

                                                                         ANNEX 1


          STOCKHOLDER NAME AND
           ADDRESS FOR NOTICE                           NUMBER OF SHARES OF COMPANY STOCK AND OPTIONS OWNED
------------------------------------------ -------------------------------------------------------------------------------
                                                Common          Series A Stock       Series B Stock          Options
------------------------------------------ ------------------ -------------------- -------------------- ------------------





--------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX 2

                                IRREVOCABLE PROXY

         The undersigned stockholder of Novazyme Pharmaceuticals, Inc. (the "Company"), a Delaware corporation, hereby irrevocably (to the extent provided in Section 212 of the Delaware General Corporation Law) appoints Peter Wirth, G. Jan van Heek and Michael S. Wyzga, and each of them individually, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's right, subject to the following paragraphs, with respect to the shares of capital stock of the Company beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until the date that the Agreement and Plan of Merger (the "Merger Agreement") dated as of August 6, 2001 among Genzyme Corporation ("Parent"), a Massachusetts corporation, Rodeo Merger Corp., a Delaware corporation, and the Company, shall be terminated in accordance with its terms or the day the Merger (as defined in the Merger Agreement) is effective (the "Expiration Date"). Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

         This proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is granted pursuant to the Stockholders Voting Agreement (the "Voting Agreement") dated as of August 6, 2001, and is granted in consideration of Parent entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned, solely to the extent set forth as follows: at every annual, special or adjourned meeting of stockholders of the Company, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger, and against any proposal made in opposition to or competition with the consummation of the Merger, (ii) against any Alternative Transaction (as defined in the Merger Agreement), (iii) in favor of an amendment to the Company's Certificate of Designation of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the "Company Preferred Stock"), as amended (the "Certificate of Designation"), such that immediately prior to the Effective Time (as defined in the Merger Agreement), without any action on the part of Parent, the Company, Merger Sub or any holder of Company Preferred Stock, each outstanding share of the Company's Series A Convertible Preferred Stock, $0.01 par value per share, and Series B Convertible Preferred Stock, $0.01 par value per share, other than shares held by the Company or any Company Subsidiary (as defined in the Merger Agreement), shall be converted into shares of Company Common Stock immediately prior to the Effective Time in accordance with such amended Certificate of Designation, and such shares shall thereafter be converted into the right to receive the Merger Consideration as provided for in the Merger Agreement; and
(iv) in favor of approving for purposes of Internal Revenue Code Section 280G any potential "parachute payments" that may be received by John F. Crowley, William N. Canfield, Anthony McKinney, Pedro Huertas and William Fallon under or by reason of the acceleration of the exercisability of options granted them under the Company's stock option plans in connection with and immediately prior to the consummation of the Merger, the grant of options under the Company's stock option plans within the one year period preceding the Merger, and the employment arrangements to be entered into by and between each such individual and Parent or a subsidiary of Parent.

         The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date as contemplated in the prior paragraph, and may not exercise this proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

         All obligations of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is coupled with an interest and is irrevocable.

Dated:  ____________, 2001             Signature of Stockholder:

                                       -----------------------------------

                                       Print Name of Stockholder:

                                       -----------------------------------

                                       Shares owned:

                                       ____________ shares of Common Stock

                                       ____________ shares of Series A Stock

                                       ____________ shares of Series B Stock

                                       Shares subject to outstanding options and warrants:

                                       _____________ shares of Common Stock